SUBORDINATION AGREEMENT

     In consideration of the financial accommodations given, to be given, or continued by CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation (hereinafter the "Lender"), to PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation. (hereinafter the "Borrower"), and other affiliates of the Borrower, the undersigned hereby agree, jointly and severally, as follows:
     1. Each of the undersigned hereby postpones and subordinates all of the respective indebtedness and other obligations of the Borrower to the undersigned or any one of them of any nature whatsoever, whensoever and however arising under either of those certain Stock Purchase Agreements (as defined below) and/or under each of the Promissory Notes (each such Promissory Note, a "Note") of the Borrower in favor of the undersigned true and correct copies of which are annexed hereto as Exhibits "A", "B", and "C" (the aforesaid obligations and liabilities, including principal and interest of the respective Notes are collectively referred to as the "Subordinated Debt") to any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower (and severally as in connection with any affiliate of Borrower) to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender, including, without limitation, the obligations of the Borrower in favor of the Lender under that certain Loan and Security Agreement dated of even date herewith, by and between the Borrower and the Lender (the "Loan Agreement"; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement) and/or the "Term Promissory Note" executed in connection therewith (all of the foregoing being referred to collectively, as the "Obligations"), and agrees that no payment of (except as provided in paragraph 3 below) or on account of the Subordinated Debt shall be made, or any security therefor given, except for the Michigan Real Estate (as defined below), unless and until all of the Obligations have been paid in full and all Financing Agreements have been terminated, and further agrees not to demand, receive or accept any such payment or security, except for the Michigan Real Estate. Further, as long as the Loan Agreement or any other Financing Agreement remains in force and effect, or any of the Obligations remains outstanding, none of the undersigned has, nor shall either of them hereafter have, any interest in and to or lien upon the Collateral (as defined in the Loan Agreement), or any other property or interest of the Borrower (or any affiliate thereof), except for the Michigan Real Estate. As used in this Agreement, the Michigan Real Estate shall mean that certain real property described on Schedule 1 hereto (the "Real Property"), and the building and improvements, and real estate fixtures, permits and licenses to operate the building thereon (except for all tangible and intangible assets used in connection with the business of the Borrower and its affiliates, or any of them, including, without limitation, all permits and licenses to operate the business, and all trade fixtures of Borrower or its affiliates), and all vacated alleys and streets abutting said land, together with all rents and leases from third party tenants, if any, thereof (but not the accounts, chattel paper or other intangible property in which a security interest may be perfected under the Uniform Commercial Code in effect in the State of Michigan from time to time), and tenements, hereditaments, easements and appurtenances

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     therein or thereto.  Each of the undersigned hereby disclaims any interest in any other Collateral or property of Borrower or any affiliate.
     2. Each of the undersigned represents and warrants that the amount of the Notes outstanding on the date hereof is as follows:
          (i)    $1,230,000 Note payable to Ann L. Sullivan
                 Living Trust (Exhibit A);
          (ii)   $1,970,000 Note payable to Ann L. Sullivan
                 Living Trust (Exhibit B); and
          (iii)  $1,500,000 Note payable to Thomas P.
                 Sullivan Living Trust (Exhibit C);
     and that none of the undersigned shall, directly or indirectly, (A) increase the amount thereof or of any other Subordinated Debt or create additional indebtedness or obligations of Borrower to the undersigned at any time hereafter, (B) amend, modify, alter or change any terms of the Subordinated Debt, or the Notes or any other agreement, document or instrument related thereto at anytime,
     (C) accept any prepayment or other nonmandatory payments on account of the Notes, or any amounts arising under the Stock Purchase Agreements, including, without limitation, any payment in cash or consideration other than stock of Perma-Fix on account of the guarantee described in Section 3.2 of the Stock Purchase Agreement in respect of Chemical Conservation of Georgia, Inc. and Chemical Conservation Corporation, without the prior consent of Lender in its discretion.
     3. So long as no Event of Default or event which with the passage of time, giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing under the Loan Agreement, or in Lender's sole determination, if the payment to the undersigned of amounts permitted below would result in an Event of Default (notice of any of the foregoing is referred to as a Default Notice), Borrower may pay and, until Lender gives the undersigned written notice of the occurrence of an Event of Default, the undersigned may accept from the Borrower, the regularly scheduled payments of principal, together with accrued interest thereon, on the Notes when, and in the amounts, set forth in each respective Note. Such payments shall exclude, without limitation, (a) prepayments (unless Lender has given its prior written consent in its sole discretion), (b) non-mandatory payments, (c) any payments pursuant to acceleration or pursuant to claims of breach or pursuant to claims to acquire any of the Notes or otherwise, or (d) any payments by virtue of setoff against any obligation of the undersigned, any of them, or their affiliates to indemnify or make payments to the Borrower or its affiliates, including, without limitation, obligations due the Borrower under those certain Stock Purchase Agreements among the undersigned, the Borrower, and Chem-Met Services, Inc., and Chemical Conservation of Georgia, Inc., and Chemical Conservation Corporation, respectively (the "Stock Purchase Agreements"). From and after the giving of Default Notice to an undersigned, unless and until the Event of Default or other event giving rise to a Default Notice in question is cured or waived by Lender (without implying any obligation on the part of Lender to permit a cure of or to waive any such Event of Default or other event), no further payments of principal or interest shall be made to any of the undersigned unless and until all Obligations have been paid in full and all Financing Agreements have been terminated, and unless Lender, in its sole discretion, gives its prior written consent, payments on the Subordinated Debt which accrued but were unpaid during any period commencing upon the giving of a Default Notice will not be permitted to be paid notwithstanding that a cure or waiver occurs (subject as aforesaid). Notwithstanding any rights or remedies available to any of the undersigned under any of the respective Notes, the Stock Purchase Agreements, applicable law or otherwise, unless and until the indefeasible satisfaction in full of all the Obligations, none of the undersigned shall, directly or indirectly, seek to collect

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     from Borrower, or exercise rights or remedies upon an event of default under the Notes, or any other payment in respect of Subordinated Debt, including, without limitation, filing an action to foreclose upon the Michigan Real Estate, filing a lis pendens against the Real Property, or any other judicial or non-judicial remedy, except that: (a) upon an event of default under the Notes, or any of them, or any other document evidencing the Subordinated Debt, the undersigned, as applicable, may declare Borrower to be in default under the respective Note(s) and accelerate the respective portion thereof, (b) any of the undersigned may defend the validity of its claims against the Borrower, and (c) any of the undersigned may file a proof of claim with respect to its claims against the Borrower, in a manner consistent with the terms of this Agreement.
     4. Should any payment, distribution or security or proceeds thereof be received by any of the undersigned upon or with respect to the Subordinated Debt prior to the satisfaction of the Obligations, the applicable person or entity shall, except as provided in paragraph 3, forthwith deliver the same to the Lender in the form received (except for indorsement or assignment by the undersigned where required by the Lender), for application in accordance with the Loan Agreement, and, until so delivered, the same shall be held in trust by the undersigned as the property of the Lender.
     5. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, readjustment of indebtedness, composition, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, winding up, liquidation, or any other marshalling of the assets and liabilities of the Borrower, regardless of whether Lender has given any of the undersigned a Default Notice, any payment or distribution of assets of the Borrower of any kind of character, whether in cash, securities or other property, which would otherwise be payable to or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Lender for application in accordance with the Loan Agreement until all Obligations shall have been fully paid and satisfied. The Lender shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor, and the Lender is hereby authorized, as attorney in fact for the undersigned, to vote and prove the respective indebtedness of the Borrower to the undersigned in any of the above described proceedings or in any meeting of creditors of the Borrower.
     6. None of the undersigned shall assign, transfer, hypothecate or dispose of the Subordinated Debt or any claim it has or may have against the Borrower, while any of the Obligations remains unpaid, without the prior consent of the Lender. The
     Notes, and any other instrument at any time evidencing the Subordinated Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Obligations to the extent provided for herein and subject to the terms and conditions of this Agreement, and after being so marked certified copies thereof shall be delivered to Lender. In the event any legend or endorsement is omitted, Lender or any of its officers or employees, are hereby irrevocably authorized on behalf of the undersigned to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Subordinated Debt to the subordination thereof contained in this Agreement.
     7.   THIS AGREEMENT SHALL BE CONTINUING AND IRREVOCABLE SO LONG
     AS THE OBLIGATIONS HAVE NOT BEEN PAID IN FULL. LENDER, AT ANY TIME AND FROM TIME TO TIME, MAY AMEND, MODIFY OR SUPPLEMENT THE FINANCING AGREEMENTS, INCREASE, RENEW OR EXTEND THE OBLIGATIONS, OR ANY OF THEM, OR OTHERWISE ENTER INTO SUCH AGREEMENTS WITH THE BORROWER AS

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     LENDER MAY DEEM PROPER EXTENDING THE TIME OF PAYMENT OR RENEWING OR
     OTHERWISE ALTERING THE TERMS OF THE OBLIGATIONS, OR ANY OF THEM, OR AFFECTING THE COLLATERAL OR ANY OTHER SECURITY UNDERLYING ANY OF THE OBLIGATIONS, OR ANY OF THEM, OR MAY EXCHANGE, SELL OR SURRENDER OR OTHERWISE DEAL WITH ANY SECURITY, OR MAY RELEASE ANY BALANCE OF FUNDS OF THE BORROWER, WITH LENDER, WITHOUT NOTICE TO THE UNDERSIGNED AND WITHOUT IN ANY WAY IMPAIRING OR AFFECTING THIS AGREEMENT.
     8.   The Lender's delay in or failure to exercise any right or
     remedy shall not be deemed a waiver of any obligation of any of the undersigned or right of the Lender. This Agreement may be modified, and any of the Lender's rights hereunder waived, only by agreement in writing signed by the Lender.
     9.   This Agreement shall inure to the benefit of the Lender,
     its successors and assigns and bind the respective heirs, legatees, personal representatives, successors and assigns of the undersigned.
     10.  Notice of acceptance by the Lender of this Agreement is hereby waived by each of the undersigned, and this Agreement and all of the terms and provisions hereof shall immediately be binding upon the undersigned and the undersigned shall deliver such additional documents and take such action as shall be reasonably necessary to effectuate the purposes of this Agreement.
     11.  This Agreement sets forth the entire understanding and agreement of the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party to be charged.
     12. Any notice or other communication in connection with this Agreement shall be in writing (or in the form of a facsimile or telecopy) and shall be deemed to have been duly given when addressed as provided below and if either (a) personally delivered, or (b) mailed by registered or certified mail, return receipt requested, postage prepaid, or (c) sent by reputable overnight courier service with receipt confirmed; or (d) sent by facsimile transmission with confirmed receipt:
          If to the Borrower:
          Perma-Fix Environmental Services, Inc.
          1940 N.W. 67th Place, Suite A
          Gainesville, Florida  32653
          Attention:  Richard T. Kelecy, Chief Financial Officer
          Facsimile No.:  (352) 373-0040

          If to the undersigned:
          Ann L. Sullivan Living Trust
          1021 Harvard Road
          Grosse Pointe Park, Michigan  48230
          Attention:  Mr. Thomas P. Sullivan

          Thomas P. Sullivan Living Trust
          1021 Harvard Road
          Grosse Pointe Park, Michigan  48230
          Attention:  Mr. Thomas P. Sullivan
          with a copy to:

          O'Rourke & Myers
          241 Lewiston
          Grosse Pointe Farms, Michigan  48236
          Attention:  Peter E. O'Rourke, Esq.
          Facsimile No.:  (313) 885-1921

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          If to Lender:
          Congress Financial Corporation (Florida)
          777 Brickell Avenue - Suite 808
          Miami, Florida  33131
          Attention:  Gary Dixon, Vice President
          Facsimile No. (305) 371-9456
          with a copy to:

          Stroock & Stroock & Lavan LLP
          200 South Biscayne Boulevard, 33rd Floor
          Miami, Florida 33131
          Attention:  Robert M. Siegel, Esq.
          Facsimile No. (305) 789-9302
     and in any case at such other address as the addressee shall have specified by written notice as aforesaid.
     13. EACH OF THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE OR SHE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS AT ANY TIME MADE IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FINALLY, THE UNDERSIGNED ACKNOWLEDGE THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.
     14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to principles of conflict of laws. The parties hereto expressly consent to the jurisdiction of the state and federal courts located in the State of Florida and agree that any litigation arising out of or in connection with this Agreement shall be brought in the Circuit Court of Miami-Dade County, Florida or Federal District Court of the Southern District of Florida, including in respect of the validity, enforceability or interpretation hereof.
     15. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one agreement.
     16. Neither Borrower nor any third party shall have any rights or be entitled to any benefits under this Agreement.
     17. All references to the undersigned in this Agreement (and the obligations of the undersigned in favor of the Lender) are deemed to be joint and several.
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this 26th day of May, 1999.

                                     ANN L. SULLIVAN LIVING TRUST



                                     By: /s/ Ann L. Sullivan
                                        ____________________________
                                        Name: Ann L. Sullivan
                                            ________________________
                                        Title: Trustee
                                              _______________________

                                      THOMAS P. SULLIVAN LIVING TRUST


                                       By:  /s/ Thomas P. Sullivan
                                          ___________________________
                                          Name:  Thomas P. Sullivan
                                               ______________________
                                          Title:  Trustee
                                                _____________________

                                        /s/ Thomas P. Sullivan
                                        _____________________________
                                        s/
                                        Thomas P. Sullivan

                                        /s/ Ann L. Sullivan
                                        ______________________________
                                        s/
                                        Ann L. Sullivan

     The undersigned Borrower hereby consents to the foregoing agreement and agrees to be bound by the terms and conditions thereof.
                                     PERMA-FIX ENVIRONMENTAL SERVICES,
                                     INC.



                                     By: /s/ Richard T. Kelecy
                                        _______________________________
                                        Name: Richard T. Kelecy
                                             __________________________

                                        Title:  Vice President
                                             __________________________


STATE OF OKLAHOMA
COUNTY OF OKLAHOMA
         The foregoing instrument was acknowledged before me this 26th day of May, 1999 by Ann L. Sullivan, as Trustee of the Ann L.
Sullivan Living Trust. She is personally known to me or has produced a ________________________ as identification.

                                 /s/ Peggy Lee Hull
                                  ______________________________
                                  Print Name: Peggy Lee Hull
                                             ___________________
                                  Title:  Notary Public
Commission expires: 1/29/2002           ________________________
                                  Commission No. _______________
                                                 (if any)

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STATE OF OKLAHOMA
COUNTY OF OKLAHOMA
         The foregoing instrument was acknowledged before me this 26th day of May, 1999 by Thomas P. Sullivan, as Trustee of the Thomas P. Sullivan Living Trust. He is personally known to me or has produced a ________________________ as identification.

                                   /s/ Peggy Lee Hull
                                  ______________________________
                                  Print Name:  Peggy Lee Hull
                                             ___________________
                                  Title: Notary Public
Commission expires: 1/29/2002           ________________________
                                  Commission No. _______________
                                                 (if any)

STATE OF OKLAHOMA
COUNTY OF OKLAHOMA
         The foregoing instrument was acknowledged before me this 26th day of May, 1999 by Thomas P. Sullivan, individually. He is personally known to me or has produced a ________________________
as identification.
                                    /s/ Peggy Lee Hull
                                  ______________________________
                                  Print Name: Peggy Lee Hull
                                             ___________________
                                  Title:  Notary Public
Commission expires: 1/29/2002           ________________________
                                  Commission No. _______________
                                                 (if any)
STATE OF OKLAHOMA
COUNTY OF OKLAHOMA
         The foregoing instrument was acknowledged before me this 26th day of May, 1999 by Ann L. Sullivan, individually. She is personally known to me or has produced a ________________________
as identification.
                                  /s/ Peggy Lee Hull
                                  ______________________________
                                  Print Name: Peggy Lee Hull
                                             ___________________
                                  Title:  Notary Public
Commission expires: 1/29/2002           ________________________
                                  Commission No. _______________
                                                 (if any)
30061531v4